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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-23565, 33-66554 and 33-90244.


                                                ARTHUR ANDERSEN LLP


San Jose, California
December 17, 1997